John Hancock
Financial
Trends Fund, Inc.

ANNUAL
REPORT

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Franklin C. Golden, Chairman of John Hancock Financial Trends, Inc., in upper left-hand corner.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

Trustees & officers
page 21

For your information
page 25


Dear Fellow Shareholders,

The stock market declined for a third consecutive year in 2002 -- something that hadn't occurred in 60 years -- pushed by fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. The declines hit all market sectors and investment styles, causing the broad Standard & Poor's 500 Index to fall by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

As portfolio manager Jim Schmidt discusses on the following pages, one group that bucked the trend was small- and midsize regional banks, which are a large emphasis of John Hancock Financial Trends Fund, Inc. So the Fund fared far better than the broad market and lost only a little ground, returning -2.39% at net asset value for the year.

Given the Fund's solid performance, we'd like to remind our shareholders of the opportunity to add to their holdings at a discount. As you know, the Fund regularly pays both dividends and capital gains, which investors can either take in cash or reinvest in the Fund. Currently, the Fund's market share price is trading at a discount to its net asset value price. So if you reinvest your dividends into the Fund at the market price, you can buy more shares for less than their true asset value. If you are interested in switching from cash to a reinvestment option, please refer to this report's inside back page for contact information.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. The key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ FRANKLIN C. GOLDEN

Franklin C. Golden,
Chairman of the John Hancock Financial Trends Fund, Inc.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation, with
current income as
a secondary objec-
tive, by investing
primarily in stocks
of U.S. and foreign
financial services
companies of any
size.

Over the last twelve months

* The stock market declined sharply as the economy struggled and corporate scandals and rising geopolitical fears eroded investor confidence.

* Banks produced solid earnings growth and their stocks were among the few groups to advance.

* The Fund's overweighting in small and mid-size regional banks helped it outperform the market and its peers.

[Bar chart with heading "John Hancock Financial Trends Fund, Inc.." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -2.39% total return for Class A. A note below the chart reads "Total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 2.8%   Citigroup
 2.6%   Southtrust
 2.6%   BB&T
 2.5%   Compass Bancshares
 2.5%   Capital City Bank Group
 2.5%   Wachovia
 2.3%   First Virginia Banks
 2.2%   Seacoast Banking Corp. of Florida
 2.2%   National Commerce Financial
 2.2%   Bank of America

As a percentage of net assets on December 31, 2002.



BY JAMES K. SCHMIDT, CFA, LISA A. WELCH, AND THOMAS C. GOGGINS,
PORTFOLIO MANAGERS

John Hancock
Financial Trends Fund, Inc.

MANAGERS'
REPORT

The stock market declined broadly during the year ended December 31, 2002. A combination of negative factors worked on investors, from almost daily barrages of news about accounting and other corporate scandals to growing fears of terrorism and war. Perhaps most important, the economy's rebound from recession stalled and corporate profits remained weak. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned -22.09% for the year ended December 31,
2002.

Financial stocks continued to outperform the broad market, with small and mid size bank stocks leading the pack. They were bolstered by falling interest rates, solid earnings growth and little exposure to the problem areas that hurt the larger banks -- syndicated loans, capital markets activity and involvement with struggling Latin American countries. Banks for the most part also sidestepped the scandal-related issues that hit other parts of the market. After skyrocketing early in the year, bank stocks retreated in the summer as their strong performance made them ripe for profit taking in an increasingly weak market. Several headline earnings misses, along with congressional testimony by Citigroup and J.P. Morgan Chase regarding their Enron connections, also briefly soured investors on the sector, despite good earnings news overall.

"The stock market
 declined broadly...."

FUND PERFORMANCE

With its overweighting in the best-performing regional bank sector, John Hancock Financial Trends Fund, Inc. outperformed its peers and the market. This solid performance continues a trend that began in early 2000 as tech stocks started their historic decline and investors returned to the bank stocks they had abandoned during the tech bubble.

For the year ended December 31, 2002, the Fund posted a total return of -2.39%, compared with the -10.87% return of the average open-end financial services fund, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

[Photos of Jim Schmidt, Lisa Welch and Tom Goggins in upper right corner.]

BACK TO THE BASICS

Traditional retail banks were the best performers within the financial sector. Overcoming the usual concern that it is a slow-growing business with the potential to lose money in economic downturns, traditional banking held up well in this past recession. In fact, "plain vanilla" banks proved to be more profitable than larger banks this year by avoiding their pitfalls, many of them stock-market related. This represents a remarkable turnaround from just a few years ago, when banks wanted to get out of traditional banking and bragged about how much of their revenue came from non-banking sources, including brokerage business, trust services and selling mutual funds and variable annuities. Back then, Internet banking was supposedly the wave of the future, replacing local branches, and at least one bank went so far as to begin charging customers to talk to bank tellers. Today, by contrast, banks are opening new branches and desperately chasing the customers they once shunned.

"Traditional retail banks...
 were the best performers..."

Our biggest contributors to performance came from this group, including top holdings Capital City Bank Group and Seacoast Banking Corp. of Florida, as well as Alabama National Bancorp and Wachovia.

[Table at top left-hand side of page entitled "Top Five industry groups." The first listing is Banks-Southeast 35%, the second is Banks-Super Regional 13%, the third Insurance-Life 9%, the fourth
Finance-Savings & Loan 7% and the fifth Banks-Midwest 7%.]

POSITIVE EARNINGS VERSUS S&P

In an environment in which many companies in the S&P 500 Index continue to report worse-than-expected declines, bank earnings remained strong, at an estimated average 10% growth rate for 2002. This success is especially significant because bank earnings are typically tied to the economy, which has been weak. The main driver of banks' success was an improvement in net interest margins due to surprising growth in core deposits -- a low-cost source of funding for banks. As the stock market continued to decline for a third straight year, retail customers turned away from the market and became increasingly comfortable choosing the low-returning, but safe, bank savings products. Another favorable development was the slowdown in growth of problem loans, with the ratio of non-performing assets to total assets in the banking industry remaining under 1%.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

MARKET-RELATED AND NON-BANKS LAG

The main detractors from performance were our stakes in banks and non-bank financial companies that had any connection to the declining stock market. These included banks that earn money from investment management, fund processing, trust services and capital markets activity, such as FleetBoston Financial, Northern Trust and Mellon Financial. Several of these also experienced credit problems during the year.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Wachovia followed by an up arrow with the phrase "Merger progressing nicely." The second listing is Seacoast Banking Corp. of Florida followed by an up arrow with the phrase "Treasure coast gem." The third listing is Bisys Group followed by a down arrow with the phrase "Slowing revenue growth."]

Non-bank financials that hurt included insurance companies with variable annuity business, such as Lincoln National, brokerage firm Morgan Stanley, and finance company Household International. Insurance giant American International Group, financial conglomerate Citigroup and government-sponsored mortgage lenders Freddie Mac and Fannie Mae were all punished for being large, complex companies that came in for more questioning about their structures and accounting in a leery post-Enron market.

"The upcoming year could
 prove more rewarding
 for companies that can
 benefit from an improving
 economy."

OUTLOOK

We continue to be optimistic about the prospects for financial stocks, although we think that we may be at an inflection point with respect to which sectors will be the best performers. The wind has been at the backs of many of the smaller banks as deposits have flowed in and interest margins have widened. Meanwhile, many of these stocks have had two excellent years of performance and now approach overvaluation when compared with their peers. The upcoming year could prove more rewarding for companies that can benefit from an improving economy. These include not only stock market-related companies such as securities brokers and asset managers, but also commercial banks that have experienced credit problems or derive substantial revenue from capital market activities.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 97.70%                                                                                      $56,043,560
(Cost $37,896,250)

Banks -- Midwest 6.90%                                                                                     $3,959,650
 25,240   BOK Financial Corp.*                                                                                817,524
 27,562   Commerce Bancshares, Inc.                                                                         1,082,911
 19,500   Fifth Third Bancorp                                                                               1,141,725
 21,000   TCF Financial Corp.                                                                                 917,490

Banks -- Northeast 3.84%                                                                                    2,202,225
 13,500   M&T Bank Corp.                                                                                    1,071,225
 29,000   State Street Corp.                                                                                1,131,000

Banks -- Southeast 35.11%                                                                                  20,139,696
 17,900   ABC Bancorp.                                                                                        231,805
 24,000   Alabama National Bancorp.                                                                         1,044,000
 38,167   BancorpSouth, Inc.                                                                                  741,203
 40,000   BB&T Corp.                                                                                        1,479,600
 36,850   Capital City Bank Group, Inc.                                                                     1,444,151
 53,112   Colonial BancGroup, Inc.                                                                            633,626
 28,753   Commercial Bankshares, Inc.                                                                         994,854
 46,525   Compass Bancshares, Inc.                                                                          1,454,837
 12,355   First Bancorp. of North Carolina                                                                    290,466
 28,500   First Charter Corp.                                                                                 513,000
 22,580   First Tennessee National Corp.                                                                      811,525
 35,462   First Virginia Banks, Inc.                                                                        1,320,250
 10,500   Hancock Holding Co.                                                                                 468,825
 56,512   LSB Bancshares, Inc.                                                                                915,494
 53,028   National Commerce Financial Corp.                                                                 1,264,718
 52,800   Peoples Banctrust, Co., Inc.                                                                        691,152
 40,000   Pinnacle Financial Partners, Inc.*                                                                  516,400
 68,200   Seacoast Banking Corp. of Florida                                                                 1,284,888
 19,000   Southern Financial Bancorp., Inc.                                                                   571,900
 59,790   SouthTrust Corp.                                                                                  1,485,781
 49,500   Trustmark Corp.                                                                                   1,174,635
 24,200   Whitney Holding Corp.                                                                               806,586

Banks -- Southwest 0.32%                                                                                      181,350
  9,300   Summit Bancshares, Inc.                                                                             181,350

Banks -- Super Regional 12.94%                                                                              7,421,370
 17,924   Bank of America Corp.                                                                             1,246,973
 28,000   Bank One Corp.                                                                                    1,023,400
 12,000   PNC Financial Services Group                                                                        502,800
 14,292   SunTrust Banks, Inc.                                                                                813,501
 57,500   U.S. Bancorp.                                                                                     1,220,150
 38,822   Wachovia Corp.                                                                                    1,414,674
 25,600   Wells Fargo & Co.                                                                                 1,199,872

Banks -- West 3.11%                                                                                         1,782,418
 18,000   City National Corp.                                                                                 791,820
 11,866   Pacific Capital Bancorp.                                                                            301,990
 17,500   Zions Bancorp.                                                                                      688,608

Broker Services 5.07%                                                                                       2,917,494
 24,500   Edwards (A.G.), Inc.                                                                                807,520
 20,000   Lehman Brothers Holdings, Inc.                                                                    1,065,800
 35,300   Raymond James Financial, Inc.                                                                     1,044,174

Computer -- Services 1.25%                                                                                    715,500
 45,000   BISYS Group, Inc. (The)*                                                                            715,500

Finance -- Consumer Loans 1.81%                                                                             1,040,200
 35,000   Capital One Financial Corp.                                                                       1,040,200

Finance -- Investment Management 3.09%                                                                      1,771,200
 13,500   Affiliated Managers Group, Inc.*                                                                    679,050
 22,500   Legg Mason, Inc.                                                                                  1,092,150

Finance -- Savings & Loan 7.09%                                                                             4,066,426
 40,500   First Financial Holdings, Inc.                                                                    1,002,780
 20,000   GreenPoint Financial Corp.                                                                          903,600
 28,000   Plantation Financial Corp.                                                                          420,000
 95,000   South Street Financial Corp.                                                                        708,700
 23,247   Superior Financial Corp.                                                                            427,071
 17,500   Washington Mutual, Inc.                                                                             604,275

Finance -- Service Misc. 3.95%                                                                              2,264,722
 27,180   CIT Group, Inc.                                                                                     532,728
 45,000   Citigroup, Inc.                                                                                   1,583,550
  3,400   Chicago Mercantile Exchange Holdings, Inc. (The)*                                                   148,444

Insurance -- Brokers 1.20%                                                                                    688,080
 24,000   Willis Group Holdings Ltd.*                                                                         688,080

Insurance -- Life 9.15%                                                                                     5,249,064
 35,000   AFLAC, Inc.                                                                                       1,054,200
 26,250   Jefferson Pilot Corp.                                                                             1,000,387
 39,000   Protective Life Corp.                                                                             1,073,280
 34,510   Prudential Financial, Inc.                                                                        1,095,347
 21,000   StanCorp Financial Group, Inc.                                                                    1,025,850

Insurance -- Property & Casualty 1.19%                                                                        679,215
  2,915   ProAssurance Corp. *                                                                                 61,215
  8,000   XL Capital Ltd. (Class A) (Bermuda)                                                                 618,000

Mortgage & Real Estate Services 1.68%                                                                         964,950
 15,000   Fannie Mae                                                                                          964,950

                                                                              INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE  (000s OMITTED)          VALUE

SHORT-TERM INVESTMENTS 2.14%                                                                               $1,228,852
(Cost $1,228,852)

Cash Equivalents 0.06%
Certificates of Deposits in Mutual Banks                                                          $33          32,852

Joint Repurchase Agreement 2.08%
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. -- Dated 12-31-02, due 01-02-03
(Secured by U.S. Treasury Bond 8.500% due 02-15-20,
U.S. Treasury Notes 4.625% due 02-28-02 and 5.375%
due 06-30-03, U.S. Treasury Inflation Indexed Notes 3.500%
due 01-15-11 and 3.000% due 07-15-12)                                            1.15%          1,196       1,196,000

TOTAL INVESTMENTS 99.84%                                                                                  $57,272,412

OTHER ASSETS AND LIABILITIES, NET 0.16%                                                                       $92,553

TOTAL NET ASSETS 100.00%                                                                                  $57,364,965

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.


ASSETS
Investments at value (cost $39,125,102)                           $57,272,412
Cash                                                                      386
Receivable for investments sold                                        28,811
Dividends and interest receivable                                     159,227

Total assets                                                       57,460,836

LIABILITIES
Payable to affiliates                                                  36,673
Other payables and accrued expenses                                    59,198

Total liabilities                                                      95,871

NET ASSETS
Capital paid-in                                                    37,213,160
Accumulated net realized gain on investments
and foreign currency transactions                                   1,960,952
Net unrealized appreciation of investments                         18,147,310
Accumulated net investment income                                      43,543

Net assets                                                        $57,364,965

NET ASSET VALUE PER SHARE
Based on 3,986,504 shares outstanding                                  $14.39

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,581)             $1,346,821
Interest (including security lending income of $1,219)                 32,420

Total investment income                                             1,379,241

EXPENSES
Investment management fee                                             408,414
Administration fee                                                     94,250
Trustees' fee                                                          74,998
Auditing fee                                                           36,250
Legal fee                                                              35,445
Printing                                                               27,234
Transfer agent fee                                                     18,187
Custodian fee                                                          17,016
Miscellaneous                                                          14,160
Interest expense                                                          305

Total expenses                                                        726,259

Net investment income                                                 652,982

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on
Investments                                                         2,752,250
Foreign currency transactions                                              60
Change in net unrealized appreciation (depreciation)
of investments                                                     (5,402,091)

Net realized and unrealized gain (loss)                            (2,649,781)

Decrease in net assets from operations                            ($1,996,799)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses
and distribu-
tions paid to
shareholders.
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                      12-31-01      12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                 $861,166      $652,982

Net realized gain                                    9,982,429     2,752,310
Change in net unrealized
appreciation (depreciation)                         (4,035,121)   (5,402,091)
Increase (decrease) in net assets
resulting from operations                            6,808,474    (1,996,799)

Distributions to shareholders
From net investment income                            (956,761)     (637,840)
From net realized gain                              (9,485,887)   (2,476,098)
                                                   (10,442,648)   (3,113,938)

NET ASSETS
Beginning of period                                 66,109,876    62,475,702

End of period 1                                    $62,475,702   $57,364,965

1 Includes accumulated net investment income of $28,341 and $43,543, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $27.91      $23.97      $18.16      $16.58      $15.67
Net investment income 1                                   0.33        0.35        0.39        0.22        0.16
Net realized and unrealized
gain (loss) on investments                               (1.99)      (3.49)       0.72        1.49       (0.66)
Total from investment
operations                                               (1.66)      (3.14)       1.11        1.71       (0.50)
Less distributions
From net investment income                               (0.32)      (0.35)      (0.38)      (0.24)      (0.16)
From net realized gain                                   (1.96)      (2.32)      (2.31)      (2.38)      (0.62)
                                                         (2.28)      (2.67)      (2.69)      (2.62)      (0.78)
Net asset value,
end of period                                           $23.97      $18.16      $16.58      $15.67      $14.39
Per share market value,
end of period                                           $22.38      $15.50      $13.69      $13.17      $12.36
Total return at
market value (%)                                        (18.37)     (18.94)       5.02       14.41       (0.25)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $96         $72         $66         $62         $57
Ratio of expenses
  to average net assets (%)                               0.97        1.05        1.12        1.23        1.16
Ratio of net investment income
  to average net assets (%)                               1.22        1.52        2.35        1.23        1.04
Portfolio turnover (%)                                       9          14          23          53          42

1 Based on the average of the shares outstanding.

See notes to
financial statements.




NOTES TO
STATMENTS

NOTE A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end investment management company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. It's secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Net foreign currency losses of $35 are attributable to security transactions incurred after October 31, 2002, and are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $637,840 and long-term capital gains $2,476,098. As of December 31, 2002, the components of distributable earnings on a tax basis included $43,579 of undistributed ordinary income and $1,966,140 of undistributed long-term gain. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Investment advisory and administration fees and transactions with affiliates

The Fund has an investment management contract with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average weekly net assets, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. There were no expense reductions during the year ended December 31, 2002.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of approximately 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers of the Adviser.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                         YEAR ENDED 12-31-01     YEAR ENDED 12-31-02
                         SHARES       AMOUNT     SHARES       AMOUNT

Beginning of period   3,986,504  $37,213,160  3,986,504  $37,213,160
End of period         3,986,504  $37,213,160  3,986,504  $37,213,160

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter, during periods when the Fund's shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $26,750,881 and $25,648,762, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $39,130,290. Gross unrealized appreciation and depreciation of investments aggregated $19,542,951 and $1,400,829, respectively, resulting in net unrealized appreciation of $18,142,122. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2002 is set forth below.


                              BEGINNING  ENDING
                              SHARE      SHARE    REALIZED     DIVIDEND   ENDING
AFFILIATE                     AMOUNT     AMOUNT   GAIN (LOSS)  INCOME     VALUE
Plantation Financial Corp. 1
bought: none, sold: none      28,000     28,000   $--          $--        $420,000

1 No longer an affiliated issuer as of 12-31-02.



NOTE F
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $60 and an increase in accumulated net investment income of $60. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to wash sales and certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of John
Hancock Financial Trends Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Financial Trends Fund, Inc. (the "Fund") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2002 and 2001, and the financial highlights for each of the years in the five-year period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United State of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended December 31, 2002.

The Fund has designated distributions to shareholders of $2,476,098 as a long-term capital gain dividend. This amount is reported on the 2002 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund had distributions, the shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying Mellon Investor Services (the "Plan Agent"), in writing. Shareholders who do not participate will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone 1-800-852-0218).

POLICY CHANGES

In January, 2003, the Board of Directors adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Director. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Financial Trends Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



TRUSTEES
& OFFICERS

This chart provides information about the Directors and Officers who oversee your John Hancock fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

INDEPENDENT DIRECTORS

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      DIRECTOR
PRINCIPAL OCCUPATION(S) AND OTHER                                                                               OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE 1
Franklin C. Golden, Born: 1950                                                                                  1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer); President,
James Myers and Company (full service broker dealer); President, Financial Trends
Fund, Inc. (until 2001); Executive Vice President, IJL/Wachovia (until 1991); Past director and Chairman of the National Association of Securities Dealers (NASD) District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938                                                                                  1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset Management and
NM Capital Management, Inc. (retired 2000); Vice Chairman and Chief Investment Officer,
John Hancock Advisers, LLC (until 1998).

Fred G. Steingraber, Born: 1938                                                                                 1989
Director
Chairman and Chief Executive Officer, A. T. Kearney, Inc. (management consulting)
(retired 2002); Director, Maytag Corporation; Director, Supervisory Board of
Continental AG and Director 3i PLC.

Donald R. Tomlin, Born: 1933                                                                                    1989
Director
Managing Director, Southport Capital, Inc., (registered investment adviser) (since 1991).

H. Hall Ware, III, Born: 1935                                                                                   1989
Director
Attorney, private practice (since 2001); President, Odin Systems International, Inc.
(1999--2001); Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).


PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2001
President
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Thomas H. Connors, Born: 1959                                                                                   1998
Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

Robert Gramer, Born: 1940                                                                                       1994
Treasurer
Second Vice President and Associate Treasurer, the Adviser and each of the John Hancock funds.

Susan S. Newton, Born: 1950                                                                                     2001
Corporate Secretary
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and the Berkeley Group; Vice President
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

James K. Schmidt, Born: 1950                                                                                    1991
Vice President
Executive Vice President, the Adviser.


The business address for all Directors and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Directors of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Director serves until resignation, retirement age or until his or her successor is elected.



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT AND REGISTRAR
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

INDEPENDENT
DIRECTORS' COUNSEL
Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed Nasdaq Symbol: JHFT

For shareholder assistance refer to page 20


HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         Mellon Investor Services
                                        85 Challenger Road
                                        Overpeck Centre
                                        Ridgefield Park, New Jersey 07660

Customer service representatives        1-800-852-0218

Portfolio commentary                    1-800-344-7059

24-hour automated information           1-800-843-0090

TDD Line                                1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]


1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com


PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS


PT00A  12/02
        2/03